Exhibit 10.15

Non-Federal

Subaward Agreement

Prime Awardee		Subawardee
Institution/Organization (“PRIME RECIPIENT”)		Institution/Organization (“SUBRECIPIENT”)

Name:	Shuttle Pharmaceutical, LLC	Name:	Rhode Island Hospital

Address:	1 Research Court, Suite 450 Rockville, MD 20850	Address:	593 Eddy Street Providence, RI 02903

Prime Award No. HHSN261201400013C		Subaward No.

Sponsor National Cancer Institute

Subaward Period of Performance Phase 110/27/14 - 6/18/15 Phase II 6/19/15- 6/18/17	Amount Funded this Action $65,549	Est. Total (if incrementally funded) $688,818

Project Title Development of Radiation Modulators for Use DurinQ Radiotherapy

Reporting Requirements [Check here if applicable: 181 See Attachment 4]

Terms and Conditions

1) Prime Recipient hereby awards a cost reimbursable subaward, as described above, to Subrecipient. The statement of work and budget for this subaward are (check one): _____ as specified in Subrecipient’s proposal dated _______________; or _X_ as shown in Attachments 3 & 4. In its performance of subaward work, Subrecipient shall be an independent entity and not an employee or agent of Prime Recipient.

2) Prime Recipient shall reimburse Subrecipient not more often than monthly for allowable costs. All invoices shall be submitted using Subrecipient’s standard invoice, but at a minimum shall include current and cumulative costs (including cost sharing), subaward number, and certification as to truth and accuracy of invoice. Invoices that do not reference Prime Recipient’s subaward number shall be returned to Subrecipient. Invoices and questions concerning invoice receipt or payments should be directed to the appropriate party’s Financial Contact, as shown in Attachment 2.

3) A final statement of cumulative costs incurred, including cost sharing, marked “FINAL,” must be submitted to Prime Recipient’s Administrative Contact NOT LATER THAN sixty (60) days after subaward end date. The final statement of costs shall constitute Subrecipient’s final financial report.

4) All payments shall be considered provisional and subject to adjustment within the total estimated cost in the event such adjustment is necessary as a result of an adverse audit finding against the Subrecipient.

5) Matters concerning the technical performance of this subaward should be directed to the appropriate party’s Project Director, as shown in Attachment 2. Technical reports are required as shown above, “Reporting Requirements.”

6) Matters concerning the request or negotiation of any changes in the terms, conditions, or amounts cited in this subaward agreement should be directed to the appropriate party’s Administrative Contact, as shown in Attachment 2. Any such changes made to this subaward agreement require the written approval of each party’s Authorized Official, as shown in Attachment 2.

7) Each party shall be responsible for its negligent acts or omissions and the negligent acts or omissions of its employees, officers or directors, to the extent allowed by law.

8) Either party may terminate this agreement with thirty days written notice to the appropriate party’s Administrative Contact, as shown in Attachment 2. Prime Recipient shall pay Subrecipient for all allowable, noncancellable obligations in the event of termination.

9) No-cost extensions require the approval of the Prime Recipient. Any requests for a no-cost extension should be addressed to and received by the Administrative Contact, as shown in Attachment 2, not less than thirty days prior to the desired effective date of the requested change.

10) The Subaward is subject to the terms and conditions of the Prime Award and other special terms and conditions, as identified in Attachment 1.

By an Authorized Official of PRIME RECIPIENT:	By an Authorized Official of SUBRECIPIENT:
Anatoly Dritschilo, MD - CEO Date

Non-Federal

Attachment 2 Subaward Ar._ reement
Prime Recipient Contacts		Subrecipient Contacts
Administrative Contact		Administrative Contact

Name:	Peter D. Dritschilo President & CFO	Name:	Kim-Marie Lawrence
Address:	Shuttle Pharmaceuticals, LLC One Research Court, Suite 450 Rockville, MD 20850-6252	Address:	Office of Research Administration 1 Hoppin Street, Suite 1.300 Providence, RI 02903-4141

Telephone:	240-271-0642	Telephone:	401.444.8554
Fax:	301-519-8081	Fax:	401.444.4061
Email:	hoya92@aol.com	Email:	klawrence@Iifespan.org

Principal Investigator		Project Director

Name:	Theodore Phillips, MD	Name:	Timothy Kinsella, MD

Address:	Shuttle Pharmaceuticals, LLC One Research Court, Suite 450 Rockville, MD 20850-6252	Address:	Rhode Island Hospital 593 Eddy Street, APC 1 Providence, RI 02903

Telephone:	240-403-4212	Telephone:	401.444.6203
Fax:	301-519-8081	Fax:	401.444.5335
Email:	farfa12@aol.com	Email:	tkinsella@lifespan.org

Financial Contact		Financial Contact

Name:	Peter D. Dritschilo President & CFO President & CFO	Name:	Donald Hook Manager, Research Finance
Address:	Shuttle Pharmaceuticals, LLC One Research Court, Suite 450 Rockville, MD 20850-6252	Address:	Rhode Island Hospital 1 Hoppin Street, Suite 1.300 Providence, RI 02903-4141

Telephone:	240-271-0642	Telephone:	401-444-5112
Fax:	301-519-8081	Fax:	401-444-4061
Email:	hoya92@aol.com	Email:	dhook@lifespan.org

Authorized Official		Authorized Official

Name:	Anatoly Dritschilo, MD CEO	Name:	Joan M. Silva Administrative Manager
Address:	Shuttle Pharmaceuticals, LLC One Research Court, Suite 450 Rockville, MD 20850-6252	Address:	Rhode Island Hospital Office of Research Administration 1 Hoppin Street, Suite 1.300 Providence, RI 02903-4141

Telephone:	202-444-4068	Telephone:	401.444.4006
Fax:	301-519-8081	Fax:	401.444.4061
Email:	dritscha@georgetown.edu	Email:	jsilva@lifespan.org